UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2008

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
344 North Charles Street, Suite 300, Baltimore, Maryland	21201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

The following information is furnished pursuant to Items 7.01 and 2.02 “Disclosure of Results of Operations and Financial Condition:”

On May 12, 2008, the Registrant issued a press release relating to its earnings for the three months ended March 31, 2008. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release issued May 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
			Name:	Robert A. Altieri
Date:	May 12, 2008		Title:	Chief Executive Officer and President

		By:	/s/ James M. Uveges
			Name:	James M. Uveges
Date:	May 12, 2008		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued May 12, 2008

4